UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 29, 2005

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

(as depositor under the Pooling and Servicing Agreement,

dated as of May 1, 2005, providing for the issuance of Asset Backed Notes, Series 2005-2)

Option One Mortgage Acceptance Corporation

(Exact name of registrant as specified in its charter)

Delaware	333-104020	33-0727357
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

3 Ada Irvine, California		92618
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (949) 790-8100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Description of the Certificates and the Mortgage Pool

Option One Mortgage Acceptance Corporation (the “Registrant”) plans a series of certificates, entitled Option One Mortgage Loan Trust 2005-2, Asset-Backed Certificates, Series 2005-2 (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of May 1, 2005, among the Registrant as depositor, Option One Mortgage Corporation as master servicer and Wells Fargo Bank, N.A. as trustee. The Certificates to be designated as the Series 2005-2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a pool (the “Mortgage Pool”) of conventional, one- to four-family, first lien and second lien adjustable-rate and fixed-rate mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Collateral Term Sheets

Greenwich Capital Markets, Inc., Banc of America Securities LLC, Barclays Capital Inc., Citigroup Global Markets Inc., Credit Suisse First Boston LLC, J.P. Morgan Securities Inc. and H&R Block Financial Advisors Inc. (the “Underwriters”) have advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Collateral Term Sheets”, in written form, which Collateral Term Sheets are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund.

The Collateral Term Sheets have been provided by the Underwriters. The information in the Collateral Term Sheets is preliminary and will be superseded by a prospectus supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Collateral Term Sheets were prepared by the Underwriters at the request of certain prospective investors. The Collateral Term Sheets may be based on information that differs from the information set forth in the prospectus supplement.

Item 9.01.	Financial Statements and Exhibits
(a)	Financial Statements.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits

Exhibit No.	Item 601(a) of Regulation S-K Exhibit No.	Description
1	99

Collateral Term Sheets (as defined in Item 5) that have been provided by the Underwriters to certain prospective purchasers of Option One Mortgage Loan Trust 2005-2, Asset-Backed Certificates, Series 2005-2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 2, 2005

OPTION ONE MORTGAGE ACCEPTANCE CORPORATION

By:	/s/David S. Wells
Name: David S. Wells
Title: Assistant Secretary

Index to Exhibits

Exhibit No.	Description	Sequentially Numbered Page
99.5

Collateral Term Sheets (as defined in Item 5) that have been provided by the Underwriters to certain prospective purchasers of Option One Mortgage Loan Trust 2005-2, Asset-Backed Certificates, Series 2005-2.

P

EXHIBIT 99.5

[FILED BY PAPER]